THE BANK OF NEW YORK
101 Barclay Street, 12E
New York, NY 10286
Attn: Frank Austin, MBS Unit

(212) 815-2297



                                     Page Number:     1
                                     Payment Date:    11/25/97
                                     Accrual Period:    10/1/97 thru 10/31/97

               -------------------------------------------------
                       Headlands Mortgage Securities Inc.
                Mortgage Pass-Through Certificates, Series 1997-4
                      Headlands Mortgage Company, Servicer
               -------------------------------------------------








                                                                               Current Payment Information
      Class Information
--------------------------------------------------------------------------------------------------------------------------------
                         Beginning         Pass Thru     Principal      Interest        Total       Ending             Principal
Class Code    Name       Cert. Bal.           Rate       Dist. Amt.     Dist. Amt.       Dist.     Cert. Bal.            Dist.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
              A-I-1      14,730,144.62      6.106250%     759,910.93    74,954.95     834,865.88   13,970,233.70     50.12898685
              A-I-2      14,730,144.62      2.893750%         -         35,521.13      35,521.13   13,970,233.70      0.00000000
              A-I-3      31,112,820.87      6.700000%   2,417,898.28   173,713.25   2,591,611.53   28,694,922.59     74.44791392
              A-I-4      18,508,171.00      6.950000%           0.00   107,193.16     107,193.16   18,508,171.00      0.00000000
              A-I-5      12,453,000.00      7.000000%         -         72,642.50      72,642.50   12,453,000.00      0.00000000
              A-I-6      14,488,000.00      7.250000%         -         87,531.67      87,531.67   14,488,000.00      0.00000000
              A-I-7      16,133,000.00      7.250000%         -         97,470.21      97,470.21   16,133,000.00      0.00000000
              A-I-8       5,084,000.00      7.250000%         -         30,715.83      30,715.83    5,084,000.00      0.00000000
              A-I-9       3,755,503.00      7.250000%         -         22,689.50      22,689.50    3,755,503.00      0.00000000
              A-I-10     32,456,001.00      7.250000%         -        196,088.34     196,088.34   32,456,001.00      0.00000000
               A-II      68,999,287.59      7.250000%     488,062.44   416,870.70     904,933.14   68,511,225.15      6.96443850
                X       234,938,674.31      1.125693%         -        220,390.60     220,390.60  231,260,339.03      0.00000000
               B-1        6,531,227.95      7.250000%       4,727.57    39,459.50      44,187.07    6,526,500.37      0.72281492
               B-2        4,156,199.65      7.250000%       3,008.43    25,110.37      28,118.80    4,153,191.23      0.72281492
               B-3        2,968,685.51      7.250000%       2,148.86    17,935.81      20,084.67    2,966,536.65      0.72281492
               B-4        1,543,708.47      7.250000%       1,117.40     9,326.57      10,443.97    1,542,591.08      0.72281492
               B-5          593,757.07      7.250000%         429.79     3,587.28       4,017.07      593,327.29      0.72281492
               B-6        1,425,167.76      7.250000%       1,031.59     8,610.39       9,641.98    1,424,136.17      0.72281492
               R-1                -         7.250000%         -              0.00           0.00            -         0.00000000
               R-2                0.00      7.250000%           0.00         0.00           -               -         0.00000000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Totals          -       234,938,674.49            -     3,678,335.28  1,639,811.76  5,318,147.04  231,260,339.21     15.46577469
-----------------------------------------------------------------------------------------------------------------------------------







               Factors per $1,000 (Class R per $100)
-----------------------------------------------------------------------
                                 Interest                  Ending
Class Code    Name                 Dist.                  Cert. Bal
-----------------------------------------------------------------------
-----------------------------------------------------------------------
              A-I-1              4.9445475434            921.57335440
              A-I-2              2.3432197084            921.57335440
              A-I-3              5.3486903036            883.52646788
              A-I-4              5.7916668265           1000.00000000
              A-I-5              5.8333333333           1000.00000000
              A-I-6              6.0416668967           1000.00000000
              A-I-7              6.0416667700           1000.00000000
              A-I-8              6.0416660110           1000.00000000
              A-I-9              6.0416673878           1000.00000000
              A-I-10             6.0416666859           1000.00000000
               A-II              5.9485633852            977.62535338
                X                0.9266451000            972.34755018
               B-1               6.0331014448            997.85954808
               B-2               6.0331010788            997.85954808
               B-3               6.0331023580            997.85954808
               B-4               6.0331004593            997.85954808
               B-5               6.0330978809            997.85954808
               B-6               6.0331027872            997.85954808
               R-1               0.0000000002              0.00000000
               R-2               0.0000000000              0.00000000
---------------------------------------------------------------------

---------------------------------------------------------------------
Totals          -                6.89468395              972.34755094
---------------------------------------------------------------------

THE BANK OF NEW YORK
101 Barclay Street, 12E
New York, NY 10286
Attn: Frank Austin, MBS Unit

(212) 815-2297



                                     Page Number:     1
                                     Payment Date:    11/25/97
                                     Accrual Period:    10/1/97 thru 10/31/97

                -------------------------------------------------
                       Headlands Mortgage Securities Inc.
                Mortgage Pass-Through Certificates, Series 1997-4
                      Headlands Mortgage Company, Servicer
                -------------------------------------------------




     Class Information                          Original Certificate Information


---------------------------------------------------------------------------------------
           Type                Name         Cert. Bal.       Pass Thru        Cusips
---------------------------------------------------------------------------------------
  Senior - Floating Rate       A-I-1       15,159,112.00     6.137500%      42209ECY4
Senior - Inv. Floating Rate    A-I-2       15,159,112.00     2.862500%      42209ECZ1
    Senior - Fixed Rate        A-I-3       32,477,717.00     6.700000%      42209EDA5
    Senior - Fixed Rate        A-I-4       18,508,171.00     6.950000%      42209EDB3
    Senior - Fixed Rate        A-I-5       12,453,000.00     7.000000%      42209EDC1
    Senior - Fixed Rate        A-I-6       14,488,000.00     7.250000%      42209EDD9
    Senior - Fixed Rate        A-I-7       16,133,000.00     7.250000%      42209EDE7
    Senior - Fixed Rate        A-I-8        5,084,000.00     7.250000%      42209EDF4
    Senior - Fixed Rate        A-I-9        3,755,503.00     7.250000%      42209EDG2
    Senior - Fixed Rate       A-I-10       32,456,001.00     7.250000%      42209EDH0
    Senior - Fixed Rate        A-II        70,079,223.00     7.250000%      42209EDJ6
  Senior - Variable Rate         X        237,837,118.00     1.127700%      42209EDK3
 Subordinate - Fixed Rate       B-1         6,540,500.00     7.250000%      42209EDL1
 Subordinate - Fixed Rate       B-2         4,162,100.00     7.250000%      42209EDM9
 Subordinate - Fixed Rate       B-3         2,972,900.00     7.250000%      42209EDN7
 Subordinate - Fixed Rate       B-4         1,545,900.00     7.250000%      42209EDR8
 Subordinate - Fixed Rate       B-5           594,600.00     7.250000%      42209EDS6
 Subordinate - Fixed Rate       B-6         1,427,191.00     7.250000%      42209EDT4
    Senior - Fixed Rate         R-1               100.00     7.250000%      42209EDP2
    Senior - Fixed Rate         R-2               100.00     7.250000%      42209EDQ0
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
    Totals                       -        237,837,118.00          -                -
-------------------------------------------------------------------------------------

                            Unpaid Amounts

-------------------------------------------------------
            Interest     Current Real    Aggregate Real
  Name     Shortfalls        Losses           Losses
-------------------------------------------------------
  A-I-1             -             -                -
  A-I-2             -             -                -
  A-I-3             -             -                -
  A-I-4             -             -                -
  A-I-5             -             -                -
  A-I-6             -             -                -
  A-I-7             -             -                -
  A-I-8             -             -                -
  A-I-9             -             -                -
 A-I-10             -             -                -
  A-II              -             -                -
    X               -             -                -
   B-1              -             -                -
   B-2              -             -                -
   B-3              -             -                -
   B-4              -             -                -
   B-5              -             -                -
   B-6              -             -                -
   R-1              -             -                -
   R-2              -             -                -
----------------------------------------------------

----------------------------------------------------
     Totals         -             -                -
----------------------------------------------------

THE BANK OF NEW YORK
101 Barclay Street, 12E
New York, NY 10286
Attn: Frank Austin, MBS Unit

(212) 815-2297



                                     Page Number:     1
                                     Payment Date:    11/25/97
                                     Accrual Period:    10/1/97 thru 10/31/97

                -------------------------------------------------
                       Headlands Mortgage Securities Inc.
                Mortgage Pass-Through Certificates, Series 1997-4
                      Headlands Mortgage Company, Servicer
                -------------------------------------------------

P&S Ref.
                ----------------------------------
Sec. 5.04                COLLATERAL INFORMATION
                ----------------------------------
                Ending scheduled principal balance        231,260,339.03
                Ending loan count (excluding REO)                1629
                Aggregate scheduled principal amt             170,006.68



                ----------------------------------
P&S Ref.                        ADVANCES
                ----------------------------------
Sec. 5.04
                Amount of advances (this period)                4,787.21
                Aggregate outstanding advances                  7,582.08



                ----------------------------------
P&S Ref.                          FEES
                ----------------------------------
Sec. 5.04
                Monthly servicer fees                          49,239.23
                Monthly trustee fee                             1,664.15


                ----------------------------------
P&S Ref.                   OTHER INFORMATION
                ----------------------------------
Sec. 5.04
                Compensating interest amount                        0.00


P&S Ref.
                ----------------------------------
Sec. 5.04             LIQUIDATED LOAN INFORMATION
                ----------------------------------

                Net liquidation proceeds                           0.00
                Realized losses (this period)                      0.00
                Cumulative losses (since Cut-Off)                    -


P&S Ref.
               ----------------------------------
Sec. 5.04               DELINQUENCY INFORMATION
               ----------------------------------

                Period                Loan Count      Outstanding Prin Balance           Scheduled Prin Balance
                ------                ----------      ------------------------           ----------------------
                1 month                   0                                       -                           -
                2 months                  0                                       -                           -
                3 months or more          0                                       -                           -
                In foreclosure            0                                       -                           -

                Totals                    0                                      -                           -
                                          =                                      ==                          =



P&S Ref.
                -------------------------------------------------------
Sec. 5.04                          REO INFORMATION
                -------------------------------------------------------

                    Outstanding Prin Balance           Book Value        Interest Thru Foreclosure          Foreclosure Expenses
                                          -                    -                             -                           -
                                          -                    -                             -                           -
                                          -                    -                             -                           -
                                          -                    -                             -                           -
                                          -                    -                             -                           -
                                          -                    -                             -                           -
                                          -                    -                             -                           -
                                          -                    -                             -                           -
                                         ==                   ==                            ==                           =
